UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56267	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 504 5294
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions

On November 8, 2023 (Central Standard Time), Sezzle Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

Voluntary Delisting from ASX

On November 8, 2023 (Central Standard Time), the Company submitted a formal request to the Australian Securities Exchange (“ASX”) to be removed from the official list of ASX (the “Delisting”). The Company’s common stock trades on the ASX in the form of CHESS Depositary Interests (“CDIs”). The submission by the Company of the formal request follows the receipt of in-principle advice from the ASX.

Following the Delisting, the Company's CDIs will no longer trade on ASX; however, the Company’s common stock will continue to be listed on the Nasdaq Capital Market (“Nasdaq”). The Company intends to provide holders of CDIs additional information regarding their rights in connection with the Delisting, including their ability to sell their CDIs in connection with the Delisting or convert their CDIs into common stock tradable on Nasdaq.

The Company intends to provide more information about the Delisting in the future at the appropriate time.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated November 9, 2023 (Australian Eastern Daylight Time).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: November 8, 2023	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer